Reorganization	12 Months Ended
Dec. 31, 2011
Reorganizations [Abstract]
Business Combination Disclosure [Text Block]
2.	Reorganization

The China BCT Pharmacy Group, Inc, and its subsidiaries Liuzhou BCT, Ingenious, Forever Well, and BCT Retail reorganized their group structure (the “Reorganization”) as follows:

(i)
Due to certain regulatory restrictions on a wholly owned foreign enterprise or its wholly owned subsidiary to hold over 50% equity interest in any PRC company which operates more than 30 drug stores in the PRC (the “Drug Stores Restrictions”), Liuzhou BCT sold its 51% equity interest in BCT Retail to Liuzhou Baicaotang Property Management Company Ltd. (“Baicaotang Property”), of which the directors of Ingenious are the controlling stockholders of Baicaotang Property, at a consideration of RMB153,000 on April 1, 2008.  Afterwards, Baicaotang Property pledged its 51% equity interest in BCT Retail to Liuzhou BCT to secure a loan, amounting to RMB153,000, granted by Liuzhou BCT to Baicaotang Property up to December 31, 2015 for the acquisition of the 51% equity interest in BCT Retail.  According to a Repurchase Agreement dated July 31, 2008, Liuzhou BCT was entitled to a preemptive right to repurchase the 51% equity interest in BCT Retail from Baicaotang Property up to the earlier of December 31, 2017 or the removal of the Drug Stores Restrictions.  Before the execution of the preemptive right by Liuzhou BCT, the rights and obligations as a stockholder of the 51% equity interest in BCT Retail are still vested in Liuzhou BCT and the appointment of the board of directors and management is controlled by Liuzhou BCT.

(ii)
On March 28, 2008, Forever Well entered into an agreement with the stockholders of Liuzhou BCT to acquire their entire equity interest in Liuzhou BCT at a cash consideration of RMB10,000,000, which is the registered and fully paid up capital of Liuzhou BCT.

(iii)	On June 30, 2008, Ingenious acquired the entire equity interest in Forever Well at a cash consideration of HK$10,000, which is the issued and fully paid up capital of Forever Well.

(iv)    On December 23, 2009, the Company entered into a Share Exchange Agreement with the shareholders of Ingenious to acquire 100% of the issued and outstanding common shares in Ingenious by issuing 32,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Exchange Transaction”).

Following the completion of the Exchange Transaction on December 30, 2009, 2,900,000 shares of the Company’s common stock of $0.001 each, which were held by the Company’s shareholder, Lisa Lopomo, were cancelled on December 30, 2009.

The Exchange Transaction, which was completed on December 30, 2009, constituted a RTO and thereafter Ingenious became a wholly owned subsidiary of the Company.

(iv)
On December 23, 2009, the Company’s Chief Financial Officer, Xiaoyan Zhang entered into an Earn-In Agreement with the former stockholders of Liuzhou BCT of which the former stockholders of Liuzhou BCT are given the rights to acquire 22,480,000 common shares (Earn-In Shares) of the Company at $300,000 based on their former respective equity interest in Liuzhou BCT immediately before the acquisition by Forever Well as stated in Note 2 (ii) provided that the Company meets the profit targets, representing audited net income of $26 million for 2010 and $28 million for 2011. The former stockholders are allowed to acquire 50% and 50% of Earn-In Shares upon meeting the profit targets for 2010 and 2011, respectively.

Upon the completion of Reorganization on December 23, 2009, the Company, Forever Well, Liuzhou BCT, BCT Retail and Hefeng Pharmaceutical are under common control of Huitian Tang, Jinghua Li, Wende Wei, Youru Jiang, Chunlin Liu and Bangfu Wang, who are the directors of the Company and Liuzhou BCT.    The acquisition of Ingenious, Forever Well and Liuzhou BCT has been accounted for as a combination of entities under common control.